Supplemental Investor Package
_______________________________________________
Fourth Quarter and
Full Year 2010

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	December 31,				December 31,
	2010				2009
				Unrealized/				Unrealized/
	Balance		Market	Unrecognized	Balance		Market	Unrecognized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds1, 3	$1,683,336		1,704,600	35,334	$1,138,957		1,158,453	(13,259)
Government and municipal bonds3	1,873,730		1,894,436	77,913	2,207,315		2,217,627	72,329
Total bonds	3,557,066		3,599,036	113,247	3,346,272		3,376,080	59,070
Equities	69,636		69,636	11,597	80,264		80,264	15,874
Short-term investments	161,155		161,155	-	213,848		213,848	-
Other investments	137,865		137,865	(4,982)	140,667		140,667	(25,774)
Total invested assets	3,925,722		3,967,692	119,862	3,781,051		3,810,859	49,170

Invested assets per $ of stockholders' equity	3.67				3.77

Total assets	5,231,772				5,114,827

Liabilities:
Reserve for losses and loss expenses	2,830,058				2,745,799
Unearned premium reserve	823,596				844,847

Total liabilities	4,160,663				4,112,452

Stockholders' equity	1,071,109				1,002,375

Total debt to capitalization ratio	19.7%				21.5%
Adjusted total debt to capitalization ratio 2	14.0%				15.6%

Book value per share	19.95				18.83

Book value per share excluding
unrealized gain or loss on bond portfolio	19.09				18.47

NPW per insurance segment employee	761				766

Statutory premiums to surplus ratio	1.3	x			1.5	x

Statutory surplus	1,073,025				981,955

1 Includes mortgage-backed and asset-backed securities.
2 The adjusted debt to capitalization ratio reflects an estimated equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.
3 Certain prior year amounts were reclassified to conform with current year presentation.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
December 2010		Three Months Ended December 31,				Twelve Months Ended December 31,
($ in thousands, except per share amounts)		2010		2009		2010		2009
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$394,089		$389,802		$1,564,621		$1,514,018
Operating income		26,284	0.48	25,327	0.47	73,925	1.35	74,538	1.39
Net realized losses, after tax		(2,478)	(0.05)	(3,683)	(0.07)	(4,604)	(0.08)	(29,880)	(0.56)
Income from continuing operations		23,806	0.43	21,644	0.40	69,321	1.27	44,658	0.83
Loss on discontinued operations, after tax		(31)	-	(1,064)	(0.02)	(3,780)	(0.07)	(8,260)	(0.15)
Net income		23,775	0.43	20,580	0.38	65,541	1.20	36,398	0.68
Operating return on equity		9.7%		10.2%		7.1%		7.9%

Insurance Operations
Gross premiums written		364,047		367,296		1,659,669		1,679,926
Net premiums written		301,812		304,891		1,390,541		1,422,655
Net premiums earned		353,497		352,957		1,416,598		1,431,047
Underwriting (loss) gain	- before tax	(468)		(542)		(22,167)		2,385
	- after tax	(305)	(0.01)	(353)	(0.01)	(14,409)	(0.26)	1,550	0.03
GAAP combined ratio		100.1%		100.2%		101.6%		99.8%

Commercial lines
Net premiums earned		290,148		296,884		1,174,282		1,214,952
GAAP combined ratio		97.9%		98.6%		100.1%		98.8%
Personal lines
Net premiums earned		63,349		56,074		242,316		216,095
GAAP combined ratio		110.2%		108.5%		108.5%		105.6%

Investments
Net investment income	- before tax	41,471		39,801		145,708		118,471
	- after tax	31,001	0.56	30,333	0.57	111,059	2.04	95,725	1.79
Effective tax rate		25.2%		23.8%		23.8%		19.2%
Annual after-tax yield on investment portfolio						2.9%		2.6%
Annual after-tax, after-interest expense yield						2.6%		2.3%
Invested assets per $ of stockholders' equity						3.67		3.77

Other expenses (net of other income)
Interest expense	- before tax	(4,560)		(4,768)		(18,616)		(19,386)
	- after tax	(2,964)	(0.05)	(3,099)	(0.06)	(12,100)	(0.22)	(12,601)	(0.24)

Other - after tax		$(1,448)	(0.02)	$(1,554)	(0.03)	$(10,625)	(0.21)	$(10,136)	(0.19)

Diluted weighted avg. shares outstanding		54,894		53,639		54,504		53,397

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
 (unaudited)
 ($ in thousands)

	For the three months ended		%	Year to Date		%
	December	December	Increase	December	December	Increase
	2010	2009	(Decrease)	2010	2009	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	33,076	34,902	(5.2)	130,990	141,882	(7.7)
Short-term	70	112	(37.5)	437	1,273	(65.7)
Alternative Investments	9,191	5,018	83.2	20,313	(21,726)	193.5
Dividends	959	786	22.0	2,238	2,348	(4.7)
Changes in Fair Value	-	-	N/M	-	262	(100.0)
Miscellaneous	45	50	(10.0)	139	343	(59.5)
	43,341	40,868	6.1	154,117	124,382	23.9

Investment Expense	1,870	1,067	75.3	8,409	5,911	42.3

Net Investment Income Before Tax	41,471	39,801	4.2	145,708	118,471	23.0

Tax	10,470	9,468	10.6	34,649	22,746	52.3

Net Investment Income After Tax	$31,001	30,333	2.2	$111,059	95,725	16.0

Net Investment Income per Share	$0.56	0.57	(1.8)	$2.04	1.79	14.0

Effective Tax Rate	25.2%	23.8%		23.8%	19.2%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.59%	4.24%
After Tax				2.80%	3.33%

Portfolio:
Pre Tax				3.78%	3.24%
After Tax				2.88%	2.61%

	For the three months ended			Year to date:
	December	December		December	December
Net Realized Gains (Losses)	2010	2009		2010	2009
Fixed Maturities	(86)	(9,085)		(14,898)	(47,123)
Equity Securities	1,464	3,417		12,999	3,192
Other Investments	(5,184)	-		(5,184)	(2,039)

Total	(3,812)	(5,668)		(7,083)	(45,970)
Net of Tax	(2,478)	(3,683)		(4,604)	(29,880)

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Investment Yield and Effective Tax Rate Portfolio Breakdown
December 31, 2010
($ in thousands)
(unaudited)

		Q4 2010		FY 2010
	Market Value	Yield	Effective Tax Rate	Yield	Effective Tax Rate
	($)	(%)	(%)	(%)	(%)

Fixed Maturities Securities:
State & Municipal T/E	1,383,746	0.9	3.8	3.6	3.6
State & Municipal Tax	62,435	1.3	35.0	5.0	35.0
State & Municipal	1,446,181	0.9	5.8	3.6	5.7
Government (1)	448,255	0.8	35.0	2.6	35.0
Corporate	1,075,789	0.9	35.0	3.8	35.0
ABS's	60,661	1.1	35.0	4.2	35.0
MBS's	568,150	1.0	35.0	4.1	35.0
Total Debt Securities	3,599,036	0.9	22.7	3.6	22.1
Equity Securities	69,636	1.4	19.3	2.8	18.1
Short-term Investments	161,155	0.0	35.0	0.2	35.0
Other Investments
Alternative Investments (2)	135,110	6.1	35.0	14.1	35.0
Other	2,755	0.0	0.0	0.0	0.0
	3,967,692	1.1	25.2	3.8	23.8
(1) Includes U.S Gov't with market value of $423.7 million and Foreign Gov't with market value of $24.6 million.
(2) Alternative Investments are not carried at market value, they are carried under the equity method.

Selective Insurance Group, Inc.
2010 Statutory Results by Line of Business
4th Qtr 2010 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2010	2009	Gain/(Loss)
Personal Lines:

Homeowners	$25,136	20.4%	$23,699	20.1%	66.4%	6.8%	31.4%	0.0%	104.6%	99.8%	$(1,546)
Auto	35,219	8.0%	36,471	6.9%	79.5%	7.7%	30.2%	0.0%	117.4%	117.7%	(5,984)
Other (including flood)	3,376	8.4%	3,179	43.3%	59.8%	(9.1)%	(21.0)%	0.0%	29.7%	26.3%	2,278
Total	$63,731	12.6%	$63,349	13.0%	73.6%	6.5%	28.0%	0.0%	108.1%	107.1%	$(5,252)

Commercial Lines:

Commercial property	$40,977	(6.3)%	$49,064	(1.7)%	40.9%	4.7%	40.4%	0.3%	86.3%	76.2%	$9,973
Workers compensation	49,869	3.6%	62,566	1.3%	79.2%	13.8%	29.7%	1.1%	123.8%	130.1%	(11,122)
General liability	66,088	(7.2)%	84,037	(4.6)%	45.7%	17.4%	37.9%	0.0%	101.0%	100.1%	5,978
Auto	57,685	(6.7)%	70,564	(4.5)%	60.7%	7.0%	31.3%	0.2%	99.2%	99.6%	4,601
BOP	17,192	1.3%	16,422	2.2%	52.6%	13.6%	33.3%	0.0%	99.5%	126.6%	(169)
Bonds	4,006	(5.0)%	4,928	6.2%	10.0%	(4.0)%	68.0%	0.0%	74.0%	100.7%	1,909
Other	2,264	2.5%	2,566	3.7%	(0.4)%	0.2%	45.7%	0.0%	45.5%	49.4%	1,537
Total	$238,081	(4.1)%	$290,148	(2.3)%	55.1%	11.2%	35.3%	0.3%	101.9%	103.3%	$12,706

Grand Total	$301,812	(1.0)%	$353,496	0.2%	58.4%	10.4%	33.7%	0.3%	102.8%	103.7%	$7,454

Note: Some amounts may not foot due to rounding.

		2010	2009
	Losses Paid	$195,666	$185,896
	LAE Paid	39,958	40,841
	Total Paid	$235,624	$226,737

Selective Insurance Group, Inc.
2010 Statutory Results by Line of Business
December 2010 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2010	2009	Gain/(Loss)
Personal Lines:

Homeowners	$96,792	20.0%	$87,862	20.2%	69.5%	7.4%	31.7%	0.0%	108.6%	105.5%	$(10,386)
Auto	147,497	8.6%	141,962	6.5%	73.3%	10.6%	29.7%	0.0%	113.6%	110.7%	$(20,920)
Other (including flood)	12,376	9.0%	12,493	28.8%	58.1%	(15.7)%	(37.2)%	0.0%	5.2%	16.1%	11,795
Total	$256,666	12.6%	$242,316	12.1%	71.1%	8.1%	27.2%	0.0%	106.4%	104.4%	$(19,511)

Commercial Lines:

Commercial property	$194,382	(2.7)%	$199,252	0.8%	51.5%	4.3%	37.9%	0.0%	93.7%	83.9%	$14,357
Workers compensation	237,409	(5.5)%	250,456	(4.9)%	79.7%	15.2%	27.7%	1.6%	124.2%	107.6%	(56,955)
General liability	323,276	(8.2)%	336,475	(7.2)%	44.4%	17.1%	35.0%	(0.1)%	96.4%	102.9%	16,682
Auto	281,365	(5.6)%	291,495	(3.0)%	52.4%	8.0%	29.8%	0.0%	90.2%	98.2%	31,721
BOP	66,079	1.7%	65,260	4.2%	68.1%	13.7%	34.2%	0.0%	116.0%	116.4%	(10,701)
Bonds	19,142	2.5%	19,243	4.3%	13.8%	3.7%	61.6%	0.0%	79.1%	93.4%	4,087
Other	10,236	2.8%	10,115	4.7%	1.3%	0.3%	45.0%	0.0%	46.6%	46.5%	5,349
Total	$1,131,890	(5.3)%	$1,172,296	(3.5)%	55.6%	11.7%	33.2%	0.3%	100.8%	99.8%	$4,539

Grand Total	$1,388,556	(2.4)%	$1,414,612	(1.1)%	58.2%	11.1%	32.0%	0.3%	101.6%	100.5%	$(14,972)

Note: Some amounts may not foot due to rounding.

		2010	2009
	Losses Paid	$784,641	$757,916
	LAE Paid	154,661	157,034
	Total Paid	$939,302	$914,950

Consolidated Balance Sheets
December 31,	Unaudited
($ in thousands, except share amounts)	2010	2009
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carry value
(fair value: $1,256,294 – 2010; $1,740,211 – 2009)	$1,214,324	1,710,403
Fixed maturity securities, available-for-sale – at fair value
(amortized cost: $2,285,988 – 2010; $1,616,456 – 2009)	2,342,742	1,635,869
Equity securities, available-for-sale – at fair value
(cost of: $58,039 – 2010; $64,390 – 2009)	69,636	80,264
Short-term investments (at cost which approximates fair value)	161,155	213,848
Other investments	137,865	140,667
Total investments	3,925,722	3,781,051
Cash	645	811
Interest and dividends due or accrued	37,007	34,651
Premiums receivable, net of allowance for uncollectible
accounts of: $4,691 – 2010; $5,880 – 2009	414,105	446,577
Reinsurance recoverable, net	318,752	276,018
Prepaid reinsurance premiums	110,327	105,522
Current federal income tax	11,200	17,662
Deferred federal income tax	93,234	111,038
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $151,704 – 2010; $141,251 – 2009	41,775	46,287
Deferred policy acquisition costs	209,627	218,601
Goodwill	7,849	7,849
Other assets	61,529	68,760
Total assets	$5,231,772	5,114,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$2,830,058	2,745,799
Unearned premiums	823,596	844,847
Notes payable	262,333	274,606
Accrued salaries and benefits	100,933	103,802
Other liabilities	143,743	143,398
Total liabilities	$4,160,663	4,112,452

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share
Authorized shares: 360,000,000
Issued: 96,362,667 – 2010; 95,822,959 – 2009	192,725	191,646
Additional paid-in capital	244,613	231,933
Retained earnings	1,176,155	1,138,978
Accumulated other comprehensive income (loss)	7,024	(12,460)
Treasury stock – at cost (shares: 42,686,204 – 2010; 42,578,779 – 2009)	(549,408)	(547,722)
Total stockholders’ equity	1,071,109	1,002,375
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,231,772	5,114,827

Consolidated Statements of Income
Fourth Quarter
	Unaudited
($ in thousands, except share amounts)	2010	2009
Revenues:
Net premiums earned	$353,497	352,957
Net investment income earned	41,471	39,801
Net realized losses:
Net realized investment (losses) gains	(3,385)	5,931
Other-than-temporary impairments	101	(18,717)
Other-than-temporary impairments on fixed maturity securities
recognized in other comprehensive income	(528)	7,118
Total net realized losses	(3,812)	(5,668)
Other income	2,933	2,712
Total revenues	394,089	389,802

Expenses:
Losses and loss expenses incurred	242,976	238,630
Policy acquisition costs	111,902	115,276
Interest expense	4,560	4,768
Other expenses	5,250	5,034
Total expenses	364,688	363,708

Income from continuing operations, before federal income tax	29,401	26,094

Federal income tax expense:
Current	(3,152)	(233)
Deferred	8,747	4,683
Total federal income tax expense	5,595	4,450

Net income from continuing operations	23,806	21,644

Income from discontinued operations, net of tax of $64 – 2009	-	110
Loss on disposal of discontinued operations, net of tax of $(16) – 2010;
$(631) – 2009	(31)	(1,174)
Total discontinued operations, net of tax	(31)	(1,064)

Net income	23,775	20,580

Earnings per share:
Basic net income from continuing operations	0.44	0.41
Basic net loss from discontinued operations	-	(0.02)
Basic net income	$0.44	0.39

Diluted net income from continuing operations	$0.43	0.40
Diluted net loss from discontinued operations	-	(0.02)
Diluted net income	0.43	0.38

Dividends to stockholders	$0.13	0.13

Consolidated Statements of Income
December 31,
	Unaudited
($ in thousands, except share amounts)	2010	2009	2008
Revenues:
Net premiums earned	$1,416,598	1,431,047	1,504,187
Net investment income earned	145,708	118,471	131,032
Net realized losses:
Net realized investment gains	10,575	9,446	3,648
Other-than-temporary impairments	(16,225)	(64,184)	(53,100)
Other-than-temporary impairments on fixed maturity securities recognized in
other comprehensive income	(1,433)	8,768	-
Total net realized losses	(7,083)	(45,970)	(49,452)
Other income	9,398	10,470	4,172
Total revenues	1,564,621	1,514,018	1,589,939

Expenses:
Losses and loss expenses incurred	982,118	971,905	1,011,544
Policy acquisition costs	458,045	457,424	485,702
Interest expense	18,616	19,386	20,508
Other expenses	23,886	26,117	32,018
Total expenses	1,482,665	1,474,832	1,549,772

Income from continuing operations, before federal income tax	81,956	39,186	40,167

Federal income tax expense (benefit):
Current	5,323	3,585	21,995
Deferred	7,312	(9,057)	(25,929)
Total federal income tax expense (benefit)	12,635	(5,472)	(3,934)

Net income from continuing operations	69,321	44,658	44,101

Loss from discontinued operations, net of tax of $(4,042) – 2009;
$(438) – 2008	-	(7,086)	(343)
Loss on disposal of discontinued operations, net of tax of $(2,035) – 2010;
$(631) – 2009	(3,780)	(1,174)	-
Total discontinued operations, net of tax	(3,780)	(8,260)	(343)

Net income	65,541	36,398	43,758

Earnings per share:
Basic net income from continuing operations	1.30	0.84	0.85
Basic net loss from discontinued operations	(0.07)	(0.15)	(0.01)
Basic net income	$1.23	0.69	0.84

Diluted net income from continuing operations	$1.27	0.83	0.83
Diluted net loss from discontinued operations	(0.07)	(0.15)	(0.01)
Diluted net income	1.20	0.68	0.82

Dividends to stockholders	$0.52	0.52	0.52

Consolidated Statements of Stockholders’ Equity
December 31,
	Unaudited
($ in thousands, except share amounts)	2010		2009		2008
Common stock:
Beginning of year	$191,646		190,527		189,306
Dividend reinvestment plan
(shares: 106,437– 2010; 123,880 – 2009; 81,200 – 2008)	213		248		162
Convertible debentures
(shares: 45,759 – 2008)	-		-		92
Stock purchase and compensation plans
(shares: 433,271 – 2010; 435,571 – 2009; 483,619 – 2008)	866		871		967
End of year	192,725		191,646		190,527

Additional paid-in capital:
Beginning of year	231,933		217,195		192,627
Dividend reinvestment plan	1,465		1,514		1,677
Convertible debentures	-		-		645
Stock purchase and compensation plans	11,215		13,224		22,246
End of year	244,613		231,933		217,195

Retained earnings:
Beginning of year	1,138,978		1,128,149		1,105,946
Cumulative-effect adjustment due to fair value election
under ASC 825, net of deferred income tax	-		-		6,210
Cumulative-effect adjustment due to adoption of other-
than-temporary impairment guidance under ASC 320,
net of deferred income tax	-		2,380		-
Net income	65,541	65,541	36,398	36,398	43,758	43,758
Cash dividends to stockholders ($0.52 per share – 2010;
2009; and 2008)	(28,364)		(27,949)		(27,765)
End of year	1,176,155		1,138,978		1,128,149

Accumulated other comprehensive income (loss):
Beginning of year	(12,460)		(100,666)		86,043
Cumulative-effect adjustment due to fair value election
under ASC 825, net of deferred income tax	-		-		(6,210)
Cumulative-effect adjustment due to adoption of other-
than-temporary impairment guidance under ASC 320,
net of deferred income tax	-		(2,380)		-
Other comprehensive income (loss), increase (decrease) in:
Unrealized gains (losses) on investment securities:
Non-credit portion of other-than-temporary
impairment losses recognized in other
comprehensive income, net of deferred income tax	3,416		(5,629)		-
Other net unrealized gains (losses) on investment
securities, net of deferred income tax	21,113		92,183		(142,685)
Total unrealized gains (losses) on investment
securities	24,529	24,529	86,554	86,554	(142,685)	(142,685)
Defined benefit pension plans, net of deferred income tax	(5,045)	(5,045)	4,032	4,032	(37,814)	(37,814)
End of year	7,024		(12,460)		(100,666)
Comprehensive income (loss)		85,025		126,984		(136,741)

Treasury stock:
Beginning of year	(547,722)		(544,712)		(497,879)
Acquisition of treasury stock
(shares: 107,425 – 2010; 191,858 – 2009;
2,039,027 – 2008)	(1,686)		(3,010)		(46,833)
End of year	(549,408)		(547,722)		(544,712)
Total stockholders’ equity	$1,071,109		1,002,375		890,493

Consolidated Statements of Cash Flows
December 31,
	Unaudited
($ in thousands, except share amounts)	2010	2009	2008
Operating Activities
Net Income	$65,541	36,398	43,758

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,770	28,593	28,552
Loss on disposal of discontinued operations	3,780	1,174	-
Stock-based compensation expense	12,355	11,036	17,215
Undistributed (income) loss of equity method investments	(8,712)	21,726	13,753
Net realized losses	7,083	45,970	49,452
Postretirement life curtailment benefit	-	(4,217)	-
Deferred tax expense (benefit)	7,312	(9,057)	(26,665)
Unrealized (gain) loss on trading securities	-	(262)	8,129
Goodwill impairment on discontinued operations	-	12,214	4,000

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	41,526	60,619	103,016
Decrease in unearned premiums, net of prepaid reinsurance and advance premiums	(26,661)	(8,028)	(10,766)
Decrease (increase) in net federal income tax recoverable	8,497	5,339	(22,092)
Decrease in premiums receivable	32,472	34,317	15,469
Decrease (increase) in deferred policy acquisition costs	8,974	(6,282)	14,115
(Increase) decrease in interest and dividends due or accrued	(2,361)	1,918	(431)
Decrease in accrued salaries and benefits	(19,251)	(15,020)	(3,100)
(Decrease) increase in accrued insurance expenses	(4,470)	2,240	(15,880)
Purchase of trading securities	-	-	(6,587)
Sale of trading securities	-	2,831	21,002
Other-net	1,330	6,050	8,233
Net adjustments	93,644	191,161	197,415
Net cash provided by operating activities	159,185	227,559	241,173

Investing Activities
Purchase of fixed maturity securities, held-to-maturity	-	(158,827)	-
Purchase of fixed maturity securities, available-for-sale	(1,007,679)	(1,041,277)	(587,430)
Purchase of equity securities, available-for-sale	(71,192)	(79,455)	(70,651)
Purchase of other investments	(20,673)	(16,298)	(53,089)
Purchase of short-term investments	(1,741,738)	(1,956,164)	(2,204,107)
Sale of subsidiary	978	(12,538)	-
Sale of fixed maturity securities, held-to-maturity	-	5,820	-
Sale of fixed maturity securities, available-for-sale	190,438	538,769	152,655
Sale of short-term investments	1,794,434	1,940,427	2,196,162
Redemption and maturities of fixed maturity securities, held-to-maturity	319,835	282,310	4,652
Redemption and maturities of fixed maturity securities, available-for-sale	298,171	122,403	294,342
Sale of equity securities, available-for-sale	98,015	137,244	102,313
Distributions from other investments	22,406	25,596	26,164
Purchase of property and equipment	(6,522)	(8,207)	(8,083)
Net cash used in investing activities	(123,527)	(220,197)	(147,072)

Financing Activities
Dividends to stockholders	(26,056)	(26,296)	(25,804)
Acquisition of treasury stock	(1,686)	(3,010)	(46,833)
Principal payment of notes payable	(12,300)	(12,300)	(12,300)
Proceeds from borrowings	-	13,000	-
Net proceeds from stock purchase and compensation plans	4,962	4,612	8,222
Excess tax benefits from share-based payment arrangements	(744)	(1,200)	1,628
Principal payments of convertible bonds	-	-	(8,754)
Net cash used in financing activities	(35,824)	(25,194)	(83,841)
Net (decrease) increase in cash and cash equivalents	(166)	(17,832)	10,260
Net (decrease) increase in cash and cash equivalents from discontinued operations	-	(15,037)	8,619
Net (decrease) increase in cash from continuing operations	(166)	(2,795)	1,641
Cash from continuing operations, beginning of year	811	3,606	1,965
Cash from continuing operations, end of year	$645	811	3,606

 Selective Insurance Group, Inc.
 Combined Insurance Company Subsidiaries
 Unaudited Statutory Balance Sheets
 ($ in thousands)

	Dec-31	Dec-31
	2010	2009

ASSETS
Bonds	$3,482,204	3,289,336
Common stocks	69,636	80,264
Affiliated mortgage loan	38,785	39,408
Other investments	174,067	176,983
Short-term investments	111,021	165,957
Total investments	3,875,713	3,751,948

Cash on hand and in banks	(30,343)	(29,110)
Interest and dividends due and accrued	37,172	34,808
Premiums receivable	410,809	443,223
Reinsurance recoverable on paid losses and expenses	5,013	4,408
Federal income tax recoverable	-	1,608
Deferred tax recoverable	133,100	119,377
EDP equipment	1,409	2,134
Equities and deposits in pools and associations	6,681	4,886
Receivable for sold securities	16,738	19,655
Other assets	30,164	29,747
Total assets	$4,486,456	4,382,684

LIABILITIES
Reserve for losses	$2,111,557	2,072,376
Reinsurance payable on paid loss and loss expense	1,030	1,011
Reserve for loss expenses	401,508	399,457
Unearned premiums	713,268	739,325
Reserve for commissions payable	43,590	49,237
Ceded balances payable	12,835	9,856
Federal income tax payable	1,645	-
Premium and other taxes payable	23,466	22,283
Borrowed money	13,018	13,016
Reserve for dividends to policyholders	2,390	3,718
Reserves for unauthorized reinsurance	1,811	1,013
Payable for securities	5,028	-
Funds withheld on account of others	7,015	6,261
Accrued salaries and benefits	61,353	66,847
Other liabilities	13,917	16,329
Total liabilities	3,413,431	3,400,729

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325
Aggregate write-ins for special surplus funds	40,521	33,951
Paid in surplus	255,792	255,792
Unassigned surplus	748,387	663,887
Total policyholders' surplus	1,073,025	981,955
Total liabilities and policyholders' surplus	$4,486,456	4,382,684

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Twelve Months Ended
	December				December

UNDERWRITING	2010		2009		2010		2009

Net premiums written	$301,812		304,891		1,388,556		1,422,655

Net premiums earned	353,497		352,957		1,414,612		1,431,047

Net losses paid	195,666		185,896		784,641		757,916
Change in reserve for losses	10,910		10,559		39,181		40,428
Net losses incurred	206,576	58.4%	196,455	55.7%	823,822	58.2%	798,344	55.8%
Net loss expenses paid	39,958		40,841		154,661		157,034
Change in reserve for loss expenses	(3,230)		1,595		2,051		16,662
Net loss expenses incurred	36,728	10.4%	42,436	12.0%	156,712	11.1%	173,696	12.1%
Net underwriting expenses incurred	103,578	34.3%	110,432	36.2%	449,620	32.3%	465,723	32.7%
Total deductions	346,882		349,323		1,430,154		1,437,763
Statutory underwriting (loss) / gain	6,615		3,634		(15,542)		(6,716)

Net loss from premium balances charged off	(1,057)		(1,044)		(5,142)		(4,490)
Finance charges and other income	2,907		2,735		9,590		10,455
Total other income	1,850	-0.6%	1,691	-0.6%	4,448	-0.3%	5,965	-0.4%
Policyholders' dividends incurred	(1,011)	0.3%	(1,372)	0.4%	(3,878)	0.3%	(3,640)	0.3%
Total underwriting (loss) / gain	7,454	102.8%	3,953	103.7%	(14,972)	101.6%	(4,391)	100.5%

INVESTMENT
Net investment income earned	39,362		37,329		138,021		133,309
Net realized (loss) / gain	(15,909)		2,337		(19,282)		(39,055)
Total income before income tax	30,907		43,619		103,767		89,863
Federal income tax expense (benefit)	(456)		2,653		16,848		20,015

Net income	$31,363		40,966		86,919		69,848

Policyholders' Surplus
Surplus, beginning of period	$1,034,321		903,488		981,955		884,431

Net income	31,363		40,966		86,919		69,848
Change in deferred tax	2,941		(10,666)		2,169		3,972
Change in unrealized gains / (losses)	12,506		33		26,198		(11,212)
Dividends to stockholders	(12,002)		-		(48,010)		(24,518)
Paid in surplus	-		-		-		20,000
Change in cum. effect of acctg principle	-		-		-		2,540
Change in reserve for unauthorized	(798)		404		(798)		404
Change in non-admitted assets	(4,263)		11,034		14,851		(265)
Change in additional admitted deferred tax	5,550		33,951		6,570		33,951
Change in minimum pension liability	3,407		3,512		3,407		3,512
Surplus adjustments	-		(767)		(236)		(708)

Net change in surplus for period	38,704		78,467		91,070		97,524

Surplus, end of period	$1,073,025		981,955		1,073,025		981,955

Statutory underwriting (loss) / gain :	$7,454		3,953		(14,972)		(4,391)

Adjustments under GAAP:
Deferred policy acquisition costs	(8,963)		(5,093)		(8,974)		6,283
Other, net	1,041		598		1,779		493
GAAP underwriting (loss) / gain:	$(468)		(542)		(22,167)		2,385

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of December 31, 2010
(unaudited)
			Paid in
	Inception	Original	Contributed	Remaining	Total	Current	YTD	DPI(2)	TVPI(3)
Fund	Year	Commitment	Capital	Commitment	Distributions(1)	Market Value	Income	Ratio	Ratio
Real Estate
LEH RE II	2005	20,000,000	17,379,077	2,620,923	7,516,650	10,757,410	467,000	0.43	1.05
GS Whitehall 2007	2007	15,000,000	14,250,000	-	2,533,307	-	(1,399,443)	0.18	0.18
LEH RE III	2008	15,000,000	6,837,113	8,162,887	58,228	3,434,083	(440,394)	0.01	0.51
Total - Real Estate		50,000,000	38,466,190	10,783,810	10,108,185	14,191,493	(1,372,837)	0.26	0.63
Mezzanine Financing
GS Mezz III	2003	10,000,000	4,362,674	-	10,314,718	-	253,647	2.36	2.36
LEH Euro Mezz	2004	9,000,000	9,000,000	-	12,355,149	1,908,910	(431,003)	1.37	1.58
GS Mezz 2006	2006	15,000,000	9,771,217	-	9,218,019	-	3,106,880	0.94	0.94
GS Mezz V	2007	25,000,000	9,747,331	15,252,669	4,465,931	8,320,753	878,234	0.46	1.31
Total - Mezz. Financing		59,000,000	32,881,222	15,252,669	36,353,817	10,229,663	3,807,758	1.11	1.42
Distressed Debt
Varde LP	1997	4,000,000	4,000,000	-	12,146,213	-	16,619	3.04	3.04
Varde VIII	2006	10,000,000	10,000,000	-	-	11,516,005	(261,120)	-	1.15
GS Distressed Opp III	2007	15,000,000	10,389,138	4,610,862	512,894	8,916,134	1,492,268	0.05	0.91
Total - Distressed Debt		29,000,000	24,389,138	4,610,862	12,659,107	20,432,139	1,247,767	0.52	1.36
Private Equity
Prospector	1997	5,000,000	5,000,000	-	13,965,078	411,444	(82,867)	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	9,099,872	900,128	9,911,240	4,651,020	1,546,259	1.09	1.60
NB Co-Invest	2006	15,000,000	11,889,961	3,110,039	4,527,018	9,561,893	1,931,091	0.38	1.18
GS PEP Asia	2007	7,000,000	2,589,319	-	1,203,640	0	115,145	0.46	0.46
Trilantic Capital Partners IV	2007	11,098,351	6,785,670	4,312,681	374,573	6,976,825	1,048,477	0.06	1.08
Total - Private Equity		48,098,351	35,364,822	8,322,848	29,981,549	21,601,181	4,558,105	0.85	1.46
Private Equity, Secondary Market
NB SOF	2005	12,000,000	11,100,506	899,494	5,377,440	7,303,448	822,525	0.48	1.14
GS Vintage IV	2007	20,000,000	15,674,444	4,325,556	3,842,962	13,849,876	3,102,897	0.25	1.13
NB SOF II	2008	12,000,000	5,195,909	6,804,091	837,111	5,556,132	865,033	0.16	1.23
GS Vintage V	2008	10,000,000	3,863,279	-	2,941,822	-	480,849	0.76	0.76
Total - Pvt. Eq. Sec. Mkt.		54,000,000	35,834,138	12,029,141	12,999,336	26,709,456	5,271,303	0.36	1.11
Energy/Power Generation
ArcLight I	2002	15,000,000	13,344,495	1,655,505	27,358,382	1,294,534	168,807	2.05	2.15
ArcLight II	2003	15,000,000	12,704,508	2,295,492	18,484,819	6,059,986	2,337,132	1.45	1.93
ArcLight III	2006	15,000,000	12,962,206	2,037,794	3,998,052	14,054,385	1,600,582	0.31	1.39
Quintana Energy	2006	10,000,000	7,765,984	2,234,016	392,978	7,292,352	879,075	0.05	0.99
ArcLight IV	2007	10,000,000	7,009,043	2,990,957	3,557,137	6,859,171	1,453,314	0.51	1.49
Total - Energy/Power Generation		65,000,000	53,786,236	11,213,764	53,791,368	35,560,428	6,438,910	1.00	1.66
Venture Capital
Venture V	2001	10,000,000	8,600,000	1,400,000	2,054,791	6,385,674	362,134	0.24	0.98
Total - Venture Capital		10,000,000	8,600,000	1,400,000	2,054,791	6,385,674	362,134	0.24	0.98
TOTAL - ALTERNATIVE INVESTMENTS		$315,098,351	229,321,746	63,613,094	157,948,152	135,110,034	20,313,140	0.69	1.28
(1) Includes sales proceeds, if applicable.
(2) Distributed to paid in ratio
(3) Total value to paid in ratio

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
December 31, 2010
($s  in thousands)
(unaudited)

Exposure = 63% Held-to-Maturity; 37% Available-for-Sale

Repayment Source Composition by State %s
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	63,934	54%	52,622	45%	1,030	1%	-	0%	117,586	8%
TX-PSF	-	0%	-	0%	-	0%	48,542	100%	48,542	3%
WA	45,792	50%	45,417	50%	-	0%	-	0%	91,209	6%
AZ	68,206	91%	6,778	9%	-	0%	-	0%	74,984	5%
FL	69,463	99%	-	0%	509	1%	-	0%	69,972	5%
NC	27,624	41%	40,324	59%	-	0%	-	0%	67,948	5%
NY	66,826	100%	-	0%	-	0%	-	0%	66,826	5%
OH	37,547	64%	13,764	23%	7,367	13%	-	0%	58,678	4%
IL	38,529	66%	20,003	34%	-	0%	-	0%	58,532	4%
MN	12,555	24%	5,255	10%	35,480	67%	-	0%	53,290	4%
CO	22,755	45%	26,375	52%	1,591	3%	-	0%	50,721	3%
Pre-refunded	52,839	56%	28,779	31%	12,525	13%	-	0%	94,143	7%
Other	410,264	69%	116,516	20%	66,970	11%	-	0%	593,750	41%
Grand Total	916,334	63%	355,833	25%	125,472	9%	48,542	3%	1,446,181	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
  Structured Securities
 December 31, 2010
  ($ in thousands)
    (unaudited)

Market Value	628,811
Unrealized/Unrecognized Gain/(Losses)	10,043
Held to Maturity (HTM)	24%
Available for Sale (AFS)	76%
Structured Security Portfolio Average Rating	AA+
Structured Security % of Total Portfolio	17%

 Selective Insurance Group, Inc. and Consolidated Subsidiaries
 Residential Mortgage Backed (RMBS) and Residential ABS (RABS) Securities
 December 31, 2010
 ($ in thousands)
  (unaudited)

Market Value	413,064
Unrealized/Unrecognized Gain/(Losses)	8,367
Held to Maturity (HTM)	22%
Available for Sale (AFS)	78%
RMBS & RABS Portfolio Average Rating	AA+
RMBS & RABS % of Total Portfolio	11.5%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
December 31, 2010
($ in thousands)
(unaudited)

Market Value	159,404
Unrealized/Unrecognized Gain/(Losses)	1,121
Held to Maturity (HTM)	34%
Available for Sale (AFS)	66%
CMBS Portfolio Average Rating	AA
CMBS % of Total Portfolio	4.4%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
December 31, 2010
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations1	$320.5	8.1	AAA
Foreign government obligations	19.0	-	AA
State and municipal obligations	533.9	21.9	AA+
Corporate securities	993.7	19.9	A
Mortgage-backed securities ("MBS")	426.9	6.7	AA+
Asset-backed securities ("ABS")2	48.7	0.2	AAA
Total AFS fixed maturity portfolio	$2,342.7	56.8	AA

State and Municipal Obligations:
Government obligations	$289.6	11.1	AA+
Special revenue obligations	244.3	10.8	AA
Total state and municipal obligations	$533.9	21.9	AA+

Corporate Securities:
Financial	$289.9	4.5	A+
Industrials	77.0	3.6	A-
Utilities	56.5	0.2	BBB+
Consumer discretion	98.9	1.1	A-
Consumer staples	101.6	2.1	A-
Health care	138.0	4.1	AA-
Materials	57.0	0.8	A-
Energy	49.5	1.2	A
Information technology	51.5	0.4	A+
Telecommunications services	50.5	0.2	A-
Other	23.3	1.7	AA+
Total corporate securities	$993.7	19.9	A

Mortgage-backed securities:
Government Guaranteed Agency CMBS	$71.9	3.3	AAA
Non-agency CMBS	32.6	(2.1)	A-
Government Guaranteed Agency RMBS	91.1	3.0	AAA
Other Agency RMBS	183.6	3.8	AAA
Non-agency RMBS	38.3	(1.0)	BBB
Alternative-A ("Alt-A") RMBS	9.4	(0.3)	AAA
Total MBS	$426.9	6.7	AA+

Asset-backed securities:
ABS	$47.8	0.2	AAA
Sub-prime ABS2,3	0.9	-	D
Total ABS	$48.7	0.2	AAA

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
3 Sub-prime ABS includes one security which is currently expected to default on its obligations according to the rating agencies.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
December 31, 2010
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized / Unrecognized Gain (Loss)	Average Credit Quality
HTM Fixed Maturity Portfolio:
U.S. government obligations1	$103.1	98.1	5.0	4.7	9.7	AAA
Foreign government obligations	5.6	5.6	-	0.3	0.3	AA+
State and municipal obligations	912.3	896.6	15.7	22.2	37.9	AA
Corporate securities	82.1	72.7	9.4	(4.0)	5.4	A-
Mortgage-backed securities ("MBS")	141.3	130.8	10.5	(6.3)	4.2	AAA
Asset-backed securities ("ABS")	11.9	10.5	1.4	(2.4)	(1.0)	A
Total HTM fixed maturity portfolio	$1,256.3	1,214.3	42.0	14.5	56.5	AA

State and Municipal Obligations:
Government obligations	$240.3	236.8	3.5	9.7	13.2	AA
Special revenue obligations	672.0	659.8	12.2	12.5	24.7	AA
Total state and municipal obligations	$912.3	896.6	15.7	22.2	37.9	AA

Corporate Securities:
Financial	$23.5	20.0	3.5	(2.5)	1.0	A-
Industrials	22.8	19.4	3.4	(1.2)	2.2	A
Utilities	16.9	16.1	0.8	(0.1)	0.7	BBB
Consumer discretion	7.7	7.1	0.6	0.2	0.8	AA-
Consumer staples	5.4	4.9	0.5	(0.1)	0.4	A
Materials	2.1	1.9	0.2	(0.1)	0.1	BBB-
Energy	3.7	3.3	0.4	(0.2)	0.2	BB+
Total corporate securities	$82.1	72.7	9.4	(4.0)	5.4	A-

Mortgage-backed securities:
Government guaranteed agency CMBS	$9.2	8.9	0.3	-	0.3	AAA
Other agency CMBS	3.6	3.6	-	-	-	AAA
Non-agency CMBS	42.1	35.0	7.1	(7.4)	(0.3)	AA+
Government guaranteed agency RMBS	4.5	4.0	0.5	(0.1)	0.4	AAA
Other agency RMBS	81.8	79.2	2.6	1.2	3.8	AAA
Non-agency RMBS	0.1	0.1	-	-	-	BBB
Total mortgage-backed securities	$141.3	130.8	10.5	(6.3)	4.2	AAA

Asset-backed securities:
ABS	$9.1	8.0	1.1	(0.9)	0.2	A-
Alt-A ABS	2.8	2.5	0.3	(1.5)	(1.2)	AA-
Total ABS	$11.9	10.5	1.4	(2.4)	(1.0)	A

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.